UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(914) 703-6904

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(914) 703-6904

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2017

(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Fund, Inc.

Annual Report

December 31, 2017

RENN FUND, INC.

TABLE OF CONTENTS
December 31, 2017

Shareholder Letter	1
Financial Statements:
Schedule of Investments	3
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Other Information	19
Directors and Officers	21
Service Providers	23

RENN FUND, INC.

SHAREHOLDER LETTER
December 31, 2017 (Unaudited)

Dear Renn Fund Shareholder,

We are pleased to have this opportunity to report on the past, present and future of RENN Fund, Inc. (the “Fund”). As you are aware, at a special meeting of shareholders held on June 29, 2017 (“Special Meeting”), the Fund approved a new investment advisory agreement with Horizon Asset Management LLC (“Horizon”), which modified the Fund’s investment objectives and principal investment strategies. Formerly, the Fund pursued its investment objective of income and long-term capital appreciation through investing in emerging growth companies, particularly with small and micro-cap companies. Since the Special Meeting, the Fund’s objective has been to achieve above-market rates of return through capital appreciation and income, but it no longer pursues this objective primarily through investments in emerging growth companies. Instead, the Fund has pursued its objective through a long-term, value oriented investment process that may invest in a wide variety of financial instruments, including common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds, and other instruments. Additionally, as part of the new investment advisory agreement, Horizon is paid no management fee on net assets less than $25 million; Horizon’s fee is 1.0% on net assets above $25 million.

Towards this end, shareholders will notice a couple of new investments. The Fund has acquired shares of Texas Pacific Land Trust (“Trust”), which is a trust established in 1888 for bondholders of the former Texas and Pacific Railway Company. At the moment, the Trust owns surface rights to over 800,000 acres of land in West Texas. Historically, this land had minimal value, and was mainly leased for grazing and ranching purposes. However, the introduction of more technologically advanced oil and gas extraction techniques, commonly known as fracking, has added several dimensions to the Trust.

Much of the Trust’s land is located in the Permian Basin, a region known to contain plentiful low-cost oil and gas reserves. As drilling activity has increased rapidly in this area over the past decade, the income derived from the surface rights owned by the Trust has expanded greatly. It is very important to understand that the Trust has no drilling operations or associated expenses. It is simply a legal entity that collects income from activity that occurs on its land holdings. Moreover, in addition to the oil and gas royalties it receives, the Trust also generates easement income from the ongoing infrastructure development needed to access the resources across its land tracts.

Perhaps even more interestingly, the Trust owns the water rights on this land. Since fracking involves tremendous amounts of water to pressurize the extraction process, these rights alone could provide incredible optionality that is not reflected in the current value of the Trust. In our view, Texas Pacific Land Trust represents one of the finest examples an extremely undervalued asset that could provide an attractive rate of return.

The Fund also undertook a very small investment – less than 0.01%–in a Delaware statutory trust that invests principally in Bitcoin (the “Bitcoin Investment Trust”). Bitcoins are a digital commodity that is not issued by a government, bank or central organization. Because of the dramatic increase in value of this investment, it represented approximately 1.85% of the Fund’s net assets as of December 31, 2017. In the future, the Fund may contribute all or a portion of its holding in the Bitcoin Investment Trust to a wholly owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). Although the Fund has no present intention to increase the size of the position, it may seek to gain additional exposure to the Bitcoin Investment Trust, as well as other Bitcoin-related investments, by investing up to 25% of the value of its total assets at the time of the investment in its Subsidiary. The Fund will realize capital gain on the transfer to the Subsidiary to extent the value of the transferred Bitcoin Investment Trust interest at the time of transfer exceeds its tax basis in the hands of the Fund.

Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where Bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain.

The reason for this type of sizing within the portfolio is simple. If Bitcoin ultimately fails, shareholders of the Fund will be none the worse for wear, as the amount invested is rather inconsequential. However, if Bitcoin succeeds, the magnitude of return could be substantial. As of the time of this writing, Bitcoin had a total market value of roughly $180 billion, which is a mere fraction of the many trillions of dollars worth of circulating currencies around the world. The unfortunate consequence of central bank governance over fiat currencies is that purchasing power is diminished over time through increased currency supply, or dilution. Bitcoin has a fixed supply and, in contrast, may increase one’s purchasing power over time through an expansion in the currency’s value. This is a dramatic departure from normal central bank monetary policies, and the introduction and acceptance of digital currencies could truly disrupt the banking establishment. Naturally, there will be resistance to this movement.

RENN FUND, INC.

SHAREHOLDER LETTER (Continued)
December 31, 2017 (Unaudited)

Bitcoin also threatens the electronic payment industry, particularly processors such as Visa and Mastercard. Retail merchants pay these companies many billions of dollars a year to process electronic payments. Bitcoin and other digital currencies are a departure from this practice, and could save the retail industry an enormous amount of money, particularly at a time when operating margins are under extreme pressure.

The Fund’s other large positions, Bovie Medical and AnchorFree, continue to appear to have bright futures. Shareholders might wish to visit Bovie’s website and view demonstrations of the company’s J-Plasma technology. If the company’s new CEO can obtain greater distribution and acceptance of these products and dermatological procedures, Bovie could be an exceptional investment.

Aside from the aforementioned investments, the Fund has a large cash position, allowing us to take advantage of new opportunities as they arise. We thank you for your confidence and continued support.

Horizon Asset Management LLC

RENN FUND, INC.

SCHEDULE OF INVESTMENTS
As of December 31, 2017

Shares or Principal Amount	Company	Cost	Value(1)
	MONEY MARKET FUNDS – 33.31%
2,180,168	Fidelity Institutional Government Portfolio Fund - Institutional Class, 1.18%	$2,180,168	$2,180,168

	Total Money Market Funds	2,180,168	2,180,168

	U.S. GOVERNMENT AND AGENCIES – 22.74%
$1,500,000	United States Treasury Bill
	1.434%, 06/28/2018	1,489,122	1,488,882

	Total U.S. Government and Agencies	1,489,122	1,488,882

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014 (2)(3)	1,000,000	—

	Total Convertible Bonds	1,000,000	—

	CONVERTIBLE PREFERRED EQUITIES – 30.39%
	Communications Service NEC – 30.39%
233,229	AnchorFree, Inc. Series A (2)(4)(5)	419,812	1,989,443

	Total Convertible Preferred Equities	419,812	1,989,443

	COMMON EQUITIES – 33.73%
	Communications Service NEC – 1.96%
15,023	AnchorFree, Inc. (2)(4)(5)	92,971	128,146

	Medicinal Chemicals and Botanical Products – 0.72%
193,070	FitLife Brands, Inc. (2)	9,131,688	47,148

	Oil and Gas – 4.71%
808,445	PetroHunter Energy Corporation (2)	101,056	—
690	Texas Pacific Land Trust	263,024	308,175
		364,080	308,175

	COMMON EQUITIES – 33.73% (Continued)
	Securities and Commodity Exchanges – 0.06%
18	Cboe Global Markets, Inc.	2,294	2,243
12	CME Group, Inc.	1,830	1,752
		4,124	3,995

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 1.85%
60	Bitcoin Investment Trust	30,095	120,960

	Surgical & Medical Instruments & Apparatus – 24.43%
615,000	Bovie Medical Corporation (2)	1,470,958	1,599,000

	Total Common Equities	11,093,916	2,207,424

TOTAL INVESTMENTS – 120.17%		$16,183,018	7,865,917
LIABILITIES LESS OTHER ASSETS – (20.17%)			(1,320,345)
NET ASSETS			$6,545,572

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)

The PetroHunter Energy Corporation (“PetroHunter”) note is in default as of December 31, 2014. The note is valued on an as converted basis consistent with prior years, using PetroHunter’s observable stock price of $0.0000. During 2016 PetroHunter declared Chapter 7 bankruptcy. The Fund is attempting to recover amounts owed to it by PetroHunter through that process; however, there is no way to estimate what amount, if any, might be recovered.

(4)	Securities in a privately owned company.

(5)	“Affiliated,” generally means that the Fund (and/or affiliated funds) has a director on issuer’s board and/or the Fund owns more than 5% of the issuer’s voting shares.

See accompanying Notes to Financial Statements.

RENN FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	33.31%
U.S. Government and Agencies	22.74%
Convertible Bonds
Oil and Gas	0.0%
Total Convertible Bonds	0.0%
Convertible Preferred Equites
Communications Service NEC	30.39%
Total Convertible Preferred Equites	30.39%
Common Stocks
Communications Service NEC	1.96%
Medicinal Chemicals and Botanical Products	0.72%
Oil and Gas	4.71%
Securities and Commodity Exchanges	0.06%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	1.85%
Surgical & Medical Instruments & Apparatus	24.43%
Total Common Stocks	33.73%
Total Investments	120.17%
Liabilities Less Other Assets	(20.17%)
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RENN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investments in securities, at value:
Unaffiliated investments (cost $15,670,235)	$5,748,328
Affiliated investments (cost $512,783)	2,117,589
Cash held at broker	205,936
Receivables:
Dividends and interest	2,170
Prepaid expenses and other assets	53,615
Total assets	8,127,638

LIABILITIES
Payables:
Investment securities purchased	1,489,122
Auditing fees	33,000
Transfer agent fees and expenses	5,644
Fund administration and accounting fees	5,095
Custody fees	4,625
Accrued other expenses	44,580
Total liabilities	1,582,066

NET ASSETS	$6,545,572

COMPONENTS OF NET ASSETS
Paid-in-capital	$29,752,306
Accumulated net realized loss on investments	(14,889,633)
Net unrealized depreciation on investments	(9,921,907)
Net unrealized appreciation on affiliated issuers	1,604,806
NET ASSETS	$6,545,572

Shares outstanding no par value (unlimited shares authorized)	4,463,967

Net asset value, offering and redemption price per share	$1.47

Market Price Per Common Share	$1.50

Market Price (Premium) to Net Asset Value Per Common Share	2.04%

See accompanying Notes to Financial Statements.

RENN FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Income
Dividends	$13,871
Interest	12,131
Total investment income	26,002

Expenses
Professional fees	112,227
Investment advisory fees	58,138
Fund accounting and administration fees	55,241
Directors' fees and expenses	53,500
Insurance fees	41,520
Transfer agent fees and expenses	29,427
Interest	25,634
Miscellaneous expenses	15,520
Custody fees	8,108
Shareholder reporting fees	4,515
Total expenses	403,830
Net investment loss	(377,828)

Net Realized and Unrealized Gain (Loss) from Investments:
Net realized gain on investments	189,396
Net change in unrealized appreciation/depreciation on investments	(604,980)
Net realized and unrealized loss on investments	(415,584)

Net Decrease in Net Assets from Operations	$(793,412)

See accompanying Notes to Financial Statements.

RENN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(377,828)	$(740,096)
Net realized gain (loss) on investments	189,396	(788,868)
Net change in unrealized appreciation/depreciation on investments	(604,980)	2,747,823
Net decrease resulting from operations	(793,412)	1,218,859

Net Assets
Beginning of year	7,338,984	6,120,125
End of year	$6,545,572	$7,338,984

Accumulated undistributed net investment income (loss)	$—	$—

See accompanying Notes to Financial Statements.

RENN FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2017

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(793,412)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchase of short-term investment	(11,232,226)
Sale of short-term investment	11,891,757
Change in money market funds, net	(149,315)
Purchase of investment securities	(297,244)
Proceeds from sale of investment securities	802,705
Increase in cash held at broker	(205,936)
Increase in dividends and interest receivables	(1,527)
Increase in prepaid expenses and other assets	(13,718)
Decrease in accounts payable	(45,300)
Decrease in accounts payable-affilate	(33,202)
Increase in investment securities purchased payable	1,489,122
Increase in accrued expenses	92,944
Net change in unrealized appreciation/depreciation on securities	604,980
Net realized gain on investments, net of litigation proceeds	(179,237)
Net amortization on investments	(262)

Net cash provided by operating activities	1,930,129

Cash flows provided by financing activities:
Borrowings from line of credit	3,203,933
Payments on line of credit	(5,139,062)
Net cash used for financing activities	(1,935,129)

Net decrease in cash	(5,000)

Cash:
Beginning balance	5,000
Ending balance	$—

See accompanying Notes to Financial Statements.

RENN FUND, INC.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.64	$1.37	$2.21	$2.36	$2.53
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.17)	(0.10)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.09)	0.44	(0.74)	(0.03)	(0.03)
Total from investment operations	(0.17)	0.27	(0.84)	(0.15)	(0.17)

Net asset value, end of period	$1.47	$1.64	$1.37	$2.21	$2.36
Per-share market value, end of period	$1.50	$1.22	$0.90	$1.30	$1.45

Total net asset value return[2]	(10.37%)	19.71%	(38.01%)	(6.36%)	(6.72%)
Total market value return[2]	22.95%	35.56%	(30.77%)	(10.34%)	2.11%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,546	$7,339	$6,120	$9,857	$10,539

Ratio of expenses to average net assets[3]	5.99%	12.16%	5.57%	4.86%	5.47%
Ratio of net investment loss to average net assets[3]	(5.60%)	(12.01%)	(5.55%)	(4.86%)	(5.11%)

Portfolio turnover rate	7%	72%	9%	0%	43%

(1)	Based on average shares outstanding for the period.

(2)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(3)	Average net assets have been calculated based on monthly valuations.

See accompanying Notes to Financial Statements.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS
As of December 31, 2017

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments.

Prior to a special shareholder meeting held on June 29, 2017 (the “Special Meeting”), RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, served as the Investment Advisor to the Fund. At the Special Meeting, shareholders approved Horizon Asset Management LLC (“Horizon” or the “Investment Advisor"), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), as its investment manager. In its capacity investment manager for the first six months of the year, RENN Group was responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Since that time, Horizon has been responsible for the aforementioned responsibilities.

On December 5, 2017, The Renn Fund, Inc. (Cayman) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

The consolidated financial statements of the Fund include The Renn Fund, Inc. (Cayman), a limited liability company in which the Fund may invest. The Renn Fund, Inc. (Cayman) is a wholly-owned subsidiary; therefore all inter-company accounts and transactions are eliminated. For the year ended December 31, 2017 the Fund had no transactions associated with the subsidiary.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short-Term Investments

The Fund invests a significant amount (33.31% of its net assets as of December 31, 2017) in the Fidelity Institutional Government Portfolio Fund (“FRGXX”). FRGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FRGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FRGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FRGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FRGXX.

FRGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per March 31, 2017 annual report of Fidelity Institutional Government Portfolio Fund was 0.14%.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantially delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Bitcoin Investment Trust directly is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

Note 4 – Investment Advisory Agreement

Pursuant to an Investment Advisor Agreement (the “Agreement”) approved by shareholders at the Special Meeting, Horizon has assumed investment advisory responsibilities of the Fund. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

Prior to Horizon, RENN Group performed certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund. In addition, RENN Group was reimbursed by the Fund for certain directly allocable administrative expenses. A summary of fees and reimbursements paid by the Fund to RENN Group was as follows:

RENN Group received a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of each quarter, each payment to be due as of the last day of the calendar quarter. The Fund paid RENN Group $58,138 during the year ended December 31, 2017, for such management fees.

RENN Group was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Advisor on behalf of the Fund. Such reimbursements were $2,022 during the year ended December 31, 2017.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$—	$—	$—
Convertible Preferred Equities	—	—	1,989,443	1,989,443
Common Equities	2,079,278	—	128,146	2,207,424
U.S. Government and Agencies	—	1,488,882	—	1,488,882
Money Market Funds	2,180,168	—	—	2,180,168
Total Investments	$4,259,446	$1,488,882	$2,117,589	$7,865,917

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2016	$2,115,107
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	2,482
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	—
Transfers out of Level 3 during the period	—
Ending balance December 31, 2017	$2,117,589

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise. There were no transfers between levels during the year ended December 31, 2017.

One portfolio company is being classified as Level 3. AnchorFree, Inc. is a private company and at December 31, 2017, the investment was valued primarily using forecasted revenues and thus qualifies as a Level 3 security. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2017:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Input	Value at 12/31/17
Convertible Preferred	Market Approach	Revenue Multiple	$1,989,443
Common Stock	Market Approach	Revenue Multiple	$128,146

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or where the Fund has a director on the issuer’s board. In this instance, affiliation is based on the fact that Russell Cleveland serves as a director for both the Fund and AnchorFee, Inc. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	$1,987,111	$—	$—	$—	$2,332	$1,989,443
AnchorFree, Inc.
Common Stock	127,996	—	—	—	150	128,146
Total	$2,115,107	—	—	—	2,482	$2,117,589

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	233,229	—	—	—	233,229
AnchorFree, Inc.
Common Stock	15,023	—	—	—	15,023
Total	248,252	—	—	—	248,252

Note 7 – Federal Income Tax Information

At December 31, 2017, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$16,183,018
Gross Unrealized Appreciation	$1,962,324
Gross Unrealized Depreciation	(10,279,425)
Net Unrealized Depreciation	$(8,317,101)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 4,990,022	$ 377,828	$ (5,367,850)

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(14,889,633)
Net unrealized appreciation on investments	(8,317,101)
Total accumulated earnings	$(23,206,734)

As of December 31, 2017, the Fund had accumulated capital loss carryforwards as follows:

For losses expiring December 31,
2018	$97,082
Not subject to expiration:
Short-term	230,361
Long-term	14,562,190
$14,889,633

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended December 31, 2017, the Fund utilized $190,665 of capital loss carryforwards. During the year ended December 31, 2017, the Fund had capital loss carryforwards of $9,002,277 expire.

There were no distributions during the years ended December 31, 2017 and 2016.

Note 8 – Investment Transactions

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term investments, were $297,244 and $802,705, respectively

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrower money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking

RENN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2017

advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The margin agreement with Fidelity Brokerage Services, LLC became effective after July 7, 2017. The average interest rate, loan balance, maximum outstanding and amount recoded as interest expense for the Fidelity Brokerage Services LLC margin account for the 4 days the Fund had outstanding borrowings were 2.35%, $2,181,849, $2,244,189 and $517. At December 31, 2017 no amounts were outstanding under the margin account.

Prior to July 7, 2017, the Fund had an agreement with Morgan Stanley Wealth Management, which allowed the Fund to borrow money. The average interest rate, average daily loan balance, maximum outstanding and amount recoded as interest expense for the Morgan Stanley Wealth Management margin account for the period January 1, 2017 to July 7, 2017 were 2.44%, $1,028,086, $2,758,947, and $25,117. The Fund had outstanding borrowings for 96 days during this period.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Related Party Transactions

In 2009, Russell Cleveland received options to purchase 100,000 common shares of AnchorFree, Inc., at $0.3971 per share, as compensation for financial advisory services provided to AnchorFree, Inc. prior to Mr. Cleveland’s joining the board. In accordance with the agreement between the Fund and Mr. Cleveland, the Fund received 15,023 shares at no cost when the options were exercised on January 2, 2016. Russell Cleveland disclaims any beneficial ownership in the Fund's portion.

There were no similar related party transactions during 2017.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations, the statements of changes in net assets, statement of cash flows, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. With respect to the statement of changes in net assets for the year ended December 31, 2016, and the financial highlights for each of the four years in the period ended December 31, 2016 have been audited by other auditors, whose report dated February 28, 2017 expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2018

RENN FUND, INC.

OTHER INFORMATION
December 31, 2017 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov. Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

Consideration of Advisory Agreement

At a meeting of the Board of Directors held on July 6, 2017, the Directors, by a unanimous vote (including a separate vote of those Directors who are not “interested persons” (as the term is defined in the 1940 Act), approved the Advisory Agreement for the Renn Fund, Inc.

In approving the Advisory Agreement, the Fund’s Board of Directors reviewed certain materials furnished by Horizon, which included information on Horizon’s investment approach and various strategies, including the proposed strategy for the Fund. In approving the Advisory Agreement, the Board of Directors considered a number of factors, including those described below. In light of the broad scope of factors and information considered, the Directors did not find it practicable to quantify or assign relative weights to the specific factors. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to factors considered. Among other things, the Board considered the following matters and reached the following conclusions:

Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent Directors, considered the nature, extent and quality of investment advisory services to be provided by Horizon to the Fund, as well as Horizon’s expected plans to promote the fund and to attempt to grow Fund assets. The Board reviewed the personnel and resources of Horizon, including the education and experience of its investment professionals, and concluded that the services to be provided by Horizon are appropriate and that the Fund is likely to benefit from the same.

Investment Performance. The Board reviewed the historical performance of Horizon’s other accounts for which Horizon employed its various equity strategies (i.e., Large Cap, Small Cap, Strategic Value, Core Value, Spin-Off, etc.) as well as the performance of various pooled investment vehicles managed by Horizon and its affiliates and compared such prior performance with the performance of

RENN FUND, INC.

OTHER INFORMATION (Continued)
December 31, 2017 (Unaudited)

comparable advisers and investment companies. Although Horizon does not currently manage any investment funds similar in size and scope to the Fund, the Board concluded that the favorable performance of Horizon demonstrated by such comparisons was an important factor in their evaluation of the quality of services expected to be provided by Horizon under the Advisory Agreement.

Costs of the Services Provided to the Fund. The Board considered comparative data from publicly available information with respect to services rendered and the advisory fees paid to investment advisors of other investment companies with similar investment objectives. The Board also considered the Fund’s operating expenses and expense ratio compared to such other companies, as well as how those might change as a result of the Advisory Agreement. Based on its review, the Board concluded that the fee structure under the Advisory Agreement was extremely favorable for shareholders given that the Fund would not pay any management fee on net assets less than $25 million. As of December 31, 2016, the Fund’s net assets were $7.3 million. The Board also considered whether any indirect benefits would be expected to be realized by Horizon and its affiliates from its relationship with the Fund. Although the terms of the proposed Investment Advisory Agreement contemplate that Horizon may enter into “soft dollar” arrangements with non-affiliate brokers or dealers, as is typical in the industry, Horizon Kinetics has informed the Board that its current policies would not permit Horizon to enter into such arrangements. The Board also considered potential savings for the benefit of the Fund’s shareholders expected to be achieved from economies of scale as a result of Horizon Kinetics’ larger size and more extensive operations than those of the Fund’s current Adviser.

Profitability of the Investment Adviser. The Board reviewed the financial condition of Horizon, which it determined to be sound, and the expected profitability of Horizon as the Fund’s investment adviser, and concluded that the management fees that would be payable to Horizon in the future were reasonable taking into account the fees charged by other advisers for managing comparable investment companies.

Conflicts of Interest. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that will be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Horizon’s code of ethics. The Board concluded that Horizon’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based on the information provided to the Board and its evaluation thereof, the Board, including a majority of independent directors, voted to approve the Advisory Agreement, subject to approval by the Fund’s shareholders.

RENN FUND, INC.

DIRECTORS AND OFFICERS
December 31, 2017 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl Age: 64 470 Park Avenue South, New York, New York 10016	Class Three Director of the Fund, President, Chief Executive Officer, Chairman of the Board	Since July 2017.

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC since 1994; Kinetics Asset Management LLC and Kinetics Advisers, LLC since 2000) (Principal occupation)

Other Directorships:

Chairman, the FRMO Corp. (OTC Pink: FRMO) (2001 – Present); Director, Kinetics Mutual Funds, Inc. (2000 – Present); Director, Bermuda Stock Exchange (2014 – Present); Director, Minneapolis Grain Exchange (2013-Present); Director, Winland Electronics, Inc. (2015 – Present); Director, IL&FS Securities Services Ltd (2008 – Present)

Russell Cleveland[1] 11520 North Central Expressway, Suite 162, Dallas, Texas 75243. Age: 79	Class Three Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – Present); Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations) (2003 – 2015); Director of Cover-All Technologies, Inc., a non- portfolio public company.(Insurance Software Licensing and Maintenance) (2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2006 – 2011); Director of BPO Management Services, Inc. (Business Process Outsourcing) (2004 – 2011); Director, RENN Universal Growth Investment Trust, PLC (1994-2015).

Eric Sites 470 Park Avenue South, New York, New York 10016 Age: 39	Class One Director of the Fund	Since July 2017

Portfolio Manager, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC) (Principal occupation) (2004 – Present); Director, Bermuda Stock Exchange (2016 – Present)

Independent Directors
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 65	Class One Director of the Fund	Since July 2017

Independent Consultant (legal and compliance risk oversight)(2014 – Present); Associate General Counsel, Chief Compliance Officer & Chief Trademark and Copyright Counsel, Verizon Wireless (2000 – 2014)

Herbert M. Chain 470 Park Avenue South, New York, New York 10016 Age: 65	Class Two Director of the Fund	Since July 2017

Assistant Professor and Executive Director, Center for Executive Development, St. John’s University (2017 – Present); Founder and Managing Member, HMC Business Consulting LLC (financial reporting and controls) (2015 – Present); Adjunct Professor, St. John’s University (2011 – 2017); Adjunct Instructor, New York University (2015 – 2016); Audit Partner, Deloitte & Touche LLP (1988 – 2015).

RENN FUND, INC.

DIRECTORS AND OFFICERS (Continued)
December 31, 2017 (Unaudited)

Other Officers
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South, New York, New York 10016 Age: 45	Vice-President, Chief Compliance Officer	Since July 2017

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2011 – Present); Chief Compliance Officer, Horizon Kinetics LLC (2015 – 2016)

General Counsel, the FRMO Corp. (OTC Pink: FRMO) (2014 – Present).

Hugh Ross 470 Park Avenue South, New York, New York 10016 Age: 50	Treasurer	Since July 2017

Chief Operating Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2011 – Present).

Russell Grimaldi 470 Park Avenue South, New York, New York 10016 Age: 38	Secretary	Since July 2017

Chief Compliance Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2017 – Present); Associate General Counsel, Horizon Kinetics LLC (2011 – Present).

(1)

Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund's securities.

RENN FUND, INC.

SERVICE PROVIDERS
December 31, 2017 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Asset Management LLC
470 Park Avenue South
New York, NY 10016
Phone: (646) 495-7330
Fax: (646) 403-3597
Website: www.horizonkinetics.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (718) 921-8200 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2210

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103
Phone: (215) 979-8800

This page intentionally left blank.

This page intentionally left blank.

Item 2.	Code of Ethics.

Prior to a special shareholder meeting held on June 29, 2017 (the “Special Meeting”), RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, served as the Investment Advisor to the Fund. At the Special Meeting, shareholders approved Horizon Asset Management LLC (“Horizon” or the “Investment Advisor"), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), as its investment manager. Since the appointment of Horizon as investment manager, the registrant has adopted a new code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Herbert M. Chain is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2017. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2017 and BKD, LLP, for the year ended December 31, 2016.

Fee Category	2017 Fees	2016 Fees

Audit Fee	$29,000	$55,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$-
All Other Fees	$-	$-
Total Fees	$33,000	$55,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2017 and BKD, LLP, for the year ended December 31, 2016, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Herbert M. Chain and Alice C. Brennan.

Item 6.	Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to Horizon. The Proxy Voting Policies and Procedures of Horizon are set forth below. The guidelines are reviewed periodically by Horizon and the Fund’s independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to Horizon.

“Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.”

“Proxy Policy

We vote proxies relating to our portfolio securities in the best interest of our clients’ and have delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation. As such, our policies and procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which we believe are in the best interests of clients. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue or ISS does not provide a recommendation, ISS notifies us, and our Chief Compliance Officer, General Counsel or Chief Investment Strategist, or any combination of them, will review the proxy to determine whether to vote. In determining whether to vote, we may consider a variety of factors, including but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services. We monitor compliance with our policy and report any deviation from an ISS recommendation to the Board of Directors of the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of printing this report the Portfolio Manager for the Fund is:

Murray Stahl, who has served as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund since 2017.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2017, Mr. Stahl, through Horizon and its affiliated investment managers, is responsible for the oversight and management of 9 other registered investment companies with assets of $1.57 billion, 19 other pooled investment vehicles with assets of $546 million, 971 other accounts with assets of $1.46 billion, and 19 pooled investment vehicles and accounts for which an advisory fee is based on performance with assets of $493 million.

Murray Stahl is the only Portfolio Manager for the Fund, and the value of his ownership was between $0 and $10,000 at December 31, 2017.

Item 9.	Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser, nor any person on their behalf, has purchased any of the Fund’s securities in the period covered by this report. The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date:	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date:	March 8, 2018